UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 2019

RigNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35003	76-0677208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15115 Park Row Blvd, Suite 300 Houston, Texas		77084-4947
(Address of principal executive offices)		(Zip Code)

(281) 674-0100

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2)

Emerging growth company  ☐

If an emerging growth, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.02. — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

RigNet, Inc. (the “Company”) announced on January 7, 2019, that its Board of Directors (the “Board”) has appointed Jamie Barnett to serve as Senior Vice President of Government Services of the Company effective immediately.

Prior to joining the Company, Mr. Barnett was most recently the chairman of the telecommunications group and partner in the cybersecurity practice of Venable LLP. Prior to that, Mr. Barnett was the Senior Vice President for National Security Policy at the Potomac Institute for Policy Studies from May 2012 until February 2013. From July 2009 until April 2012, Mr. Barnett served as Chief of the Public Safety and Homeland Security Bureau of the Federal Communications Commission (the “FCC”). Prior to joining the FCC, Mr. Barnett served as a research fellow at the Potomac Institute for Policy Studies from June 2006 until June 2009. From 1976 until May 2008, Mr. Barnett served as a surface warfare officer in the United States Navy, most recently as Deputy Commander of the Naval Expeditionary Combat Command. Mr. Barnett retired from the United States Navy as a Rear Admiral. Mr. Barnett holds a Bachelor of Arts in political science and a juris doctorate from the University of Mississippi.

Upon the commencement of his employment, Mr. Barnett will receive an annual base salary of $275,000, a one-time sign-on bonus of $25,000 in the form of Company common shares and will be eligible to participate in the Company’s Short-Term Incentive Plan beginning with the 2019 fiscal year. His target payout will be 40% of his annual base salary. Mr. Barnett will also be recommended to the Board at the March 2019 meeting for participation in the Company’s Long-Term Incentive Plan at 40% of his annual base salary.

There are no family relationships between Mr. Barnett and any director or executive officer of the Company and there are no transactions between Mr. Barnett and the Company that would be reportable under Item 404(a) of Regulation S-K.

The full text of the press release announcing Mr. Barnett’s appointment is furnished as Exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press release of RigNet, Inc. dated January 7, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGNET, INC.

Date: January 7, 2019	By:	/s/ Brad Eastman
	Name:	Brad Eastman
	Title:	Senior Vice President & General Counsel